                                                                   Exhibit 10.20

                          LIGHT SCIENCES ONCOLOGY, INC.

                  SECOND AMENDED AND RESTATED VOTING AGREEMENT

     THIS SECOND AMENDED AND RESTATED VOTING AGREEMENT (this "AGREEMENT") is made as of December 12, 2005 (the "EFFECTIVE DATE"), by and among Light Sciences Oncology, Inc., a Washington corporation (the "COMPANY"), the holders of the Company's Common Stock listed on Schedule I hereto (the "COMMON HOLDERS"), and the holders of the Company's Series A Preferred Stock listed on Schedule II hereto (the "INVESTORS").

                                    RECITALS

     WHEREAS, the Common Holders and certain Investors (collectively, the "PRIOR HOLDERS") are parties to that certain Amended and Restated Voting Agreement dated December 8, 2005 (the "PRIOR AGREEMENT");

     WHEREAS, the Company and Novo A/S ("NOVO"), among others, are entering into that certain Series A Preferred Stock Purchase Agreement, dated as of October 6, 2005, as amended (the "SERIES A AGREEMENT"), pursuant to which Novo will purchase shares of the Series A Preferred Stock of the Company (the "SERIES A PREFERRED"), and it is a condition to the closing of the sale of the Series A Preferred to Novo that Novo and the Company execute and deliver this Agreement;

     WHEREAS, it is a further condition to the closing of the sale of the Series A Preferred to Novo pursuant to the Purchase Agreement that Prior Holders holding sufficient shares to amend the Prior Agreement execute and deliver this Agreement and agree that this Agreement will supersede and replace the Prior Agreement in its entirety; and

     WHEREAS, the Company and the Prior Holders desire to amend and restate the Prior Agreement and to enter into this Agreement with Novo.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Company and the Prior Holders hereby agree that the Prior Agreement is terminated and superseded in its entirety by this Agreement, and all parties agree as follows:

                                    AGREEMENT

     1.   BOARD OF DIRECTORS.

     (a) During the term of this Agreement, the Board of Directors of the Company shall have seven (7) authorized members.

     (b) During the term of this Agreement, each of the Common Holders and the Investors agrees to vote (whether by unanimous written consent or at a meeting of shareholders) all shares of capital stock of the Company now or hereafter owned by them to elect to the Company's board of directors:

          (i) one (1) nominee (the "ESSEX NOMINEE") designated by Essex Woodlands Health Ventures Fund VI, L.P. ("ESSEX") provided that if either (A) Essex and its affiliates no longer hold at least 25% of the shares originally purchased by Essex under the Series A Agreement, or (B) if Essex declines in writing to designate an Essex Nominee (x) in the case of action by written consent, at the time such consent is distributed to all shareholders, or (y) in the case of action at a meeting of shareholders, at least 10 days prior to the meeting, then the holders of a majority of the shares of Series A Preferred held by the Investors shall be entitled to select the Essex Nominee;

          (ii) one (1) nominee (the "INVESTOR NOMINEE") designated by the holders of a majority of the shares of Series A Preferred held by the Investors, so long as at least 600,000 shares of Series A Preferred (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) are outstanding;

          (iii) one (1) nominee (the "COMMON NOMINEE") designated by the holders of a majority of the shares of Common Stock held by the Common Holders;

          (iv) one (1) person (the "CEO NOMINEE") who shall be the Chief Executive Officer of the Company;

          (v) one (1) nominee (the "INDEPENDENT NOMINEE") designated by a majority of the directors on the Company's Board of Directors, which Independent Nominee would qualify as an independent director (as defined in Rule 4200(a)(15) of the National Association of Securities' Dealers Listing Standards, as may be modified or supplemented);

          (vi) one (1) nominee (the "SLS NOMINEE") designated by SLS provided that if either (A) SLS and its affiliates no longer hold at least 25% of the shares originally purchased by SLS under the Series A Agreement, or (B) if SLS declines in writing to designate a SLS Nominee (x) in the case of action by written consent, at the time such consent is distributed to all shareholders, or
(y) in the case of action at a meeting of shareholders, at least 10 days prior to the meeting, then the holders of a majority of the shares of Series A Preferred held by the Investors shall be entitled to select the SLS Nominee; and

          (vii) one (1) nominee (the "NOVO NOMINEE") designated by Novo provided that if either (A) Novo and its affiliates no longer hold at least 25% of the shares originally purchased by Novo under the Series A Agreement, or (B) if Novo declines in writing to designate a Novo Nominee (x) in the case of action by written consent, at the time such consent is distributed to all shareholders, or
(y) in the case of action at a meeting of shareholders, at least 10 days prior to the meeting, then the holders of a majority of the shares of Series A Preferred held by the Investors shall be entitled to select the Novo Nominee.

     (c) By their execution of this Agreement, the parties hereto consent to the appointment of Jeff Himawan as the initial Essex Nominee, Craig Taylor as the initial Investor Nominee, Craig Watjen as the initial Common Nominee, Llew Keltner as the initial CEO Nominee, Richard Whitney as the initial Independent Nominee, Martin Olin Andersen as the initial SLS Nominee, and Ulrik Spork as the initial Novo Nominee, each to serve until the next annual meeting of the Company or until their earlier resignation or removal in accordance with the terms of this Agreement and the by-laws of the Company.

     (d) If Essex gives notice at any time to the Company (which notice shall be promptly communicated by the Company to the Common Holders and the other Investors) that the individual then serving as a director of the Company as the Essex Nominee is no longer its designee, then the parties hereto shall take all such actions as are necessary to remove such individual from the Board of Directors. If the holders of a majority of the shares of Series A Preferred then held by the Investors give Essex notice at any time that they would like to remove the individual then serving as a director of the Company as the Essex Nominee, and in response Essex either consents in writing to such decision or agrees in writing that it does not then wish to control the designation of the Essex Director, then such majority holders may then give notice to the Company (which notice shall be promptly communicated by the Company to the Common Holders and the other Investors) that the individual then serving as a director of the Company as the Essex Nominee is no longer their designee, and then the parties hereto shall take all such actions as are necessary to remove such individual from the Board of Directors. If the Essex Nominee dies, resigns or is removed as a director of the Company pursuant to this Section 1(d), then the parties hereto shall take such action as is necessary to elect as a director of the Company any individual subsequently designated pursuant to the terms of
Section 1(b)(i) above.

     (e) If the holders of a majority of the shares of Series A Preferred then held by the Investors give notice at any time to the Company (which notice shall be promptly communicated by the Company to the Common Holders and the other Investors) that the individual then serving as a director of the Company as the Investor Nominee is no longer their designee, then the parties hereto shall take all such actions as are necessary to remove such individual from the Board of Directors. If the Investor Nominee dies, resigns or is removed as a director of the Company pursuant to this Section 1(e), then the parties hereto shall take such action as is necessary to elect as a director of the Company any individual subsequently designated pursuant to the terms of Section 1(b)(ii) above.

     (f) If the holders of a majority of the shares of Common Stock then held by the Common Holders give notice at any time to the Company (which notice shall be promptly communicated by the Company to the other Common Holders and the Investors) that the individual then serving as a director of the Company as the Common Nominee is no longer their designee, then the parties hereto shall take all such actions as are necessary to remove such individual from the Board of Directors. If the Common Nominee dies, resigns or is removed as a director of the Company pursuant to this Section 1(f), then the parties hereto shall take such action as is necessary to elect as a director of the Company any individual subsequently designated pursuant to the terms of Section 1(b)(iii) above.

     (g) If the individual serving as the CEO Nominee ceases for any reason to be the Chief Executive Officer of the Company (notice of which event shall be promptly communicated by the Company to the Common Holders and the Investors), then the parties hereto shall take all such actions as are necessary to remove such individual from the Board of Directors. If the CEO Nominee dies, resigns or is removed as a director of the Company pursuant to this Section 1(g), then the parties hereto shall take such action as is necessary to elect as a director of the Company any individual subsequently qualified pursuant to the terms of
Section 1(b)(iv) above.

     (h) If a majority of the directors on the Board of Directors (other than the Independent Nominee) give notice at any time to the Company (which notice shall be promptly communicated by the Company to the Common Holders and the Investors) that the individual then serving as a director of the Company as the Independent Nominee is no longer their designee, then the parties hereto shall take all such actions as are necessary to remove such individual from the Board of Directors. If the Independent Nominee dies, resigns or is removed as a director of the Company pursuant to this Section 1(h), then the parties hereto shall take such action as is necessary to elect as a director of the Company any individual subsequently designated pursuant to the terms of Section 1(b)(v) above.

     (i) If SLS gives notice at any time to the Company (which notice shall be promptly communicated by the Company to the Common Holders and the other Investors) that the individual then serving as a director of the Company as the SLS Nominee is no longer its designee, then the parties hereto shall take all such actions as are necessary to remove such individual from the Board of Directors. If the holders of a majority of the shares of Series A Preferred then held by the Investors give SLS notice at any time that they would like to remove the individual then serving as a director of the Company as the SLS Nominee, and in response SLS either consents in writing to such decision or agrees in writing that it does not then wish to control the designation of the SLS Director, then such majority holders may then give notice to the Company (which notice shall be promptly communicated by the Company to the Common Holders and the other Investors) that the individual then serving as a director of the Company as the SLS Nominee is no longer their designee, and then the parties hereto shall take all such actions as are necessary to remove such individual from the Board of Directors. If the SLS Nominee dies, resigns or is removed as a director of the Company pursuant to this Section 1(i), then the parties hereto shall take such action as is necessary to elect as a director of the Company any individual subsequently designated pursuant to the terms of Section 1(b)(vi) above.

     (j) If Novo gives notice at any time to the Company (which notice shall be promptly communicated by the Company to the Common Holders and the other Investors) that the individual then serving as a director of the Company as the Novo Nominee is no longer its designee, then the parties hereto shall take all such actions as are necessary to remove such individual from the Board of Directors. If the holders of a majority of the shares of Series A Preferred then held by the Investors give Novo notice at any time that they would like to remove the individual then serving as a director of the Company as the Novo Nominee, and in response Novo either consents in writing to such decision or agrees in writing that it does not then wish to control the designation of the Novo Director, then such majority holders may then give notice to the Company (which notice shall be promptly communicated by the Company to the Common Holders and the other Investors) that the individual then serving as a director of the Company as the Novo Nominee is no longer their designee, and then the parties hereto shall take all such actions as are necessary to remove such individual from the Board of Directors. If the Novo Nominee dies, resigns or is removed as a director of the Company pursuant to this Section 1(j), then the parties hereto shall take such action as is necessary to elect as a director of the Company any individual subsequently designated pursuant to the terms of
Section 1(b)(vii) above.

     (k) If requested by an Essex Nominee (or Essex), Investor Nominee, Common Nominee, CEO Nominee, Independent Nominee, SLS Nominee (or SLS) or Novo Nominee (or Novo) at any time, the Company shall enter into an Indemnification Agreement in the form attached hereto as Exhibit A with the Essex Nominee, Investor Nominee, Common Nominee, CEO Nominee, Independent Nominee, SLS Nominee or the Novo Nominee as applicable, then serving as director or being elected to do so.

     (k) The Company shall use its commercially reasonable efforts to form a compensation committee and an audit committee of the Board of Directors as soon as practicable following the effective date of this Agreement. Each committee shall be comprised of at least two directors, provided that at least one committee member of each committee shall be the Essex Nominee, the Investor Nominee, the SLS Nominee or the Novo Nominee.

     2. COVENANTS OF THE PARTIES. The Company, the Common Holders and the Investors agree to use their best efforts to ensure that the rights given to the parties hereunder are effective and that each shall enjoy the benefits hereof. Such efforts shall include the taking of all action from time to time (including, without limitation, the voting of shares, execution of written consents, the calling of special meetings, the removal of directors, the filling of vacancies on the Board, the waiving of notice and attendance at meetings, the amendment of the Company's by-laws and the like) necessary to maintain the membership on the Board as required by Section 1. Neither the Company, the Common Holders nor the Investors shall, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, the Common Holders or the Investors, respectively, but shall at all times in good faith assist in the carrying out of all of the provisions of this Agreement and the protection of the respective rights of each party hereto against impairment. The Company shall promptly reimburse all reasonable expenses of each director incurred in attending any meeting of the Board (or any committee thereof), whether in person or by remote access, and in taking any other action requested in writing by the Company or the Board.

     3. SUCCESSOR AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the executors, administrators, legal representatives, heirs, successors and assigns of the parties hereto; provided, however, that any transferee of any shares of stock of the Company affected by this Agreement shall be required, as a condition precedent to acquiring such shares, to first agree in writing to be bound by all the terms and conditions of this Agreement applicable to such transferee's transferor; and, provided further, that no rights under this Agreement may be assigned apart from the related shares of the Company's capital stock.

     4. LEGENDS. Each certificate representing either Common Stock or Series A Preferred of the Company that is subject to this Agreement shall be endorsed by the Company with the following legend:

          THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.

     5. OTHER RIGHTS. Except as provided by this Agreement, each Common Holder and Investor shall exercise the full voting rights of a shareholder with respect to their respective capital stock of the Company held.

     6. TERMINATION. This Agreement shall terminate upon the earlier of (i) the consummation of the Company's Qualified IPO (as defined in the Series A Agreement, (ii) the closing of a Change of Control (as defined in the Series A Agreement), (iii) such time after the date hereof as there ceases to be any of the Company's Series A Preferred outstanding, or (iv) the written agreement of the parties required to amend this Agreement as set forth in Section 7.

     7. AMENDMENTS AND WAIVERS. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) the holders of a majority of the shares of the Company's Series A Preferred then held by the Investors (which majority must include Essex, SLS or Novo, as the case may be, to the extent any such amendment or waiver adversely effects Essex's, SLS's or Novo's right to nominate or remove any Essex Nominee, SLS Nominee or Novo Nominee, respectively) and (iii) the holders of a majority of the shares of the Company's Common Stock then held by the Common Holders. Any amendment or waiver so effected shall be binding upon the Company, all of the Common Holders and all of the Investors and their respective successors and permitted assigns.

     8. ENTIRE AGREEMENT; AMENDMENT OF PRIOR AGREEMENT. This Agreement constitutes the entire agreement among the parties with regard to the subject hereto and this Agreement supersedes any and all prior negotiations, correspondence, understandings and agreements among the parties respecting the subject matter hereof.

     9. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     10. GOVERNING LAW; JURISDICTION; VENUE; NO JURY TRIAL. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Washington contract. Any action, suit or proceeding arising out of or relating to this Agreement shall be brought in the state courts of the State of Washington located in King County, or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and EACH OF THE PARTIES HERETO, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVES TRIAL BY JURY, IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of Washington or the United States of America, in each case located in King County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum.

     11. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient at the address indicated for such party on the signature page or Schedules hereto, as applicable, or at such other address as such party may designate by ten (10) days advance written notice to the other parties.

     12. EQUITABLE REMEDIES. The Company, the Common Holders and the Investors each acknowledge and agree that the legal remedies available to each party in the event any party violates the covenants and agreements made in this Agreement would be inadequate and that each party shall be entitled, without posting any bond or other security, to temporary, preliminary, and permanent injunctive relief, specific performance and other equitable remedies in the event of such a violation, in addition to any other remedies which such party may have at law or in equity.

     13. COUNTERPARTS. This Agreement may be executed in any number counterparts, including by facsimile copy, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Voting Agreement effective as of the day and year hereinabove first written.

THE COMPANY:                            LIGHT SCIENCES ONCOLOGY, INC.


                                        /s/ Llew Keltner
                                        ----------------------------------------
                                        By: Llew Keltner
                                        Its: Chief Executive Officer

                                        Address:
                                                 -------------------------------
                                        Fax No:
                                                --------------------------------


COMMON HOLDERS:

                                        LIGHT SCIENCES CORPORATION


                                        /s/ Albert Luderer
                                        ----------------------------------------
                                        By: Albert Luderer
                                        Its: Chief Executive Officer


INVESTORS:

                                        ESSEX WOODLANDS HEALTH
                                        VENTURES FUND VI, L.P.

                                        By: Essex Woodlands Health Ventures VI,
                                            L.P.
                                        Its: General Partner

                                        By: Essex Woodlands Health Ventures VI,
                                            L.L.C.
                                        Its: General Partner


                                        By: /s/ Jeff Himawan
                                            ------------------------------------
                                            Dr. Jeff Himawan, Managing Director


                                        ADAMS STREET V, L.P.

                                        By: Adams Street Partners, LLC
                                        Its: General Partner


                                        By: /s/ Craig Taylor
                                            ------------------------------------
                                            Craig S. Taylor, Ph.D., Partner

INVESTORS:

                                        CHINA DEVELOPMENT
                                        INDUSTRIAL BANK, INC.


                                        By: /s/ Hsing-Ning Yu
                                            ------------------------------------
                                        Its: Director


                                        /s/ Edward Avedisian
                                        ----------------------------------------
                                        EDWARD AVEDISIAN


                                        /s/ Hsiu-Chuan Lee
                                        ----------------------------------------
                                        HSIU-CHUAN LEE


                                        /s/ Craig Watjen
                                        ----------------------------------------
                                        CRAIG M. WATJEN


INVESTORS:

                                        JOHNSON & JOHNSON DEVELOPMENT
                                        CORPORATION


                                        /s/ Roger Guidi
                                        ----------------------------------------
                                        Roger Guidi, Vice President

INVESTORS:

                                        SCANDINAVIAN LIFE SCIENCE VENTURE TWO KB


                                        By: /s/ Martin Olin Andersen
                                            ------------------------------------
                                        Its: Senior Partner


                                        MEDICON VALLEY CAPITAL TWO KB


                                        By: /s/ Martin Olin Andersen
                                            ------------------------------------
                                        Its: Senior Partner


                                        MEDICON VALLEY CAPITAL II K/S


                                        By: /s/ Martin Olin Andersen
                                            ------------------------------------
                                        Its: Senior Partner

INVESTORS:

                                        NOVO A/S


                                        By: /s/ Henrik Gurtler
                                            ------------------------------------
                                            Henrik Gurtler
                                            Chief Executive Officer


                                        NSV PARTNERS INSTITUTIONAL, LP

                                        By: New Science Ventures, LLC
                                        Its: General Partner


                                        By: /s/ Thomas J. A. Lavin
                                            ------------------------------------
                                        Its: Chief Financial Officer


                                        NSV PARTNERS IX (LSO), LP

                                        By: New Science Ventures, LLC
                                        Its: General Partner


                                        By: /s/ Thomas J. A. Lavin
                                            ------------------------------------
                                        Its: Chief Financial Officer


                                        /s/ Vincent Lum
                                        ----------------------------------------
                                        VINCENT LUM

                                   SCHEDULE I

                                 COMMON HOLDERS

Common Holder Name and Address   Shares of Common Stock Held
------------------------------   ---------------------------
Light Sciences Corporation                 7,743,040
34931 SE Douglas Street
Suite 200
Snoqualmie, WA 98065

                                           7,743,040

TOTAL

                                   SCHEDULE II

                                    INVESTORS

Investor Name and Address                                    Series A Shares Held
-------------------------                                    --------------------
ESSEX WOODLANDS HEALTH VENTURES FUND VI, L.P.                     4,000,000
435 Tasso Street, Suite 305
Palo Alto, CA 94301
Attn: Dr. Jeff Himawan
Fax: (419) 821-4765

with a copy to (which shall not constitute notice):
Baker & McKenzie LLP
130 E. Randolph Drive
Chicago, IL 60601
Attn: Bruce Zivian, Esq.
Fax: (312) 698-2469

CRAIG WATJEN                                                      1,424,989
14571 Southeast 51st St.
Bellevue, Wa. 98006
Fax: (425) 649-9898

ADAMS STREET V, L.P.                                              1,000,000
1 N Wacker Drive, Suite 2200
Chicago, IL 60606
Attn: Craig Taylor
Fax:

CHINA DEVELOPMENT INDUSTRIAL BANK, INC.                             400,000
No. 125, Nanking East Road Section 5,
Taipei 105, Taiwan
Attn: Ita Lu
Fax: +886.2.2746.7612

EDWARD AVEDISIAN                                                    200,000
12 Sanderson Road
Lexington, MA 02420
Fax: (781) 860 0282

HSIU-CHUAN LEE                                                      20,000
F3, No. 28,  Chung Shan North Road,
Section 3, Lane 55,
Taipei 104 Taiwan
Fax:

Investor Name and Address                                    Series A Shares Held
-------------------------                                    --------------------
JOHNSON & JOHNSON DEVELOPMENT CORPORATION                           800,000
410 George Street
New Brunswick, NJ 08901
Attn: Roger Guidi and Kathy Horvath
Fax: (732) 247-5309

with a copy to (which shall not constitute notice):
Johnson & Johnson
Law Department
One Johnson & Johnson Plaza
New Brunswick, NJ 08933
Attn: Manish Yadav
Fax: (732) 524-5823

and a further copy to (which shall not constitute notice):
Ropes & Gray LLP
45 Rockefeller Plaza
New York, NY 10111
Attn:  Kristopher Brown
Fax: (212) 841-5725

SCANDINAVIAN LIFE SCIENCE VENTURE TWO KB                          1,645,404
Birger Jarlsgaten 10
SE-114 34 Stockholm
Sweden
Attn: Martin Olin Andersen

MEDICON VALLEY CAPITAL TWO KB                                       463,064
Birger Jarlsgaten 10
SE-114 34 Stockholm
Sweden
Attn: Martin Olin Andersen

MEDICON VALLEY CAPITAL II K/S                                       231,532
Islands Brygge 57, st. th.
DK-2300 Copenhagen
Denmark
Attn: Martin Olin Andersen

NOVO A/S                                                          2,000,000
Krogshoejvej 41
2880 Bagsvaerd
Denmark

Attn: Henrik Gurtler
Fax: +45 4442 1440

NSV PARTNERS INSTITUTIONAL, LP                                      708,000
New Science Ventures, LLC

Investor Name and Address                                    Series A Shares Held
-------------------------                                    --------------------
645 Madison Ave.- 20th floor
New York, NY 10022
Attn: Thomas JA Lavin, CFO

NSV PARTNERS IX (LSO), LP                                           532,000
New Science Ventures, LLC
645 Madison Ave.- 20th floor
New York, NY 10022
Attn: Thomas JA Lavin, CFO

VINCENT LUM                                                           5,000
1257 West 47th Avenue
Vancouver, BC  V6M 2L5
Canada

TOTAL                                                            13,429,989

                                    EXHIBIT A

                        FORM OF INDEMNIFICATION AGREEMENT